                                                                   EXHIBIT 10.42

                          [CERTIFICATE APPEARS HERE]

                                7TH LEVEL, INC.

NUMBER                        [DRAWING OF EAGLE]                          SHARES
  P1

See legend on
reverse               15,000 SHARES PAR VALUE $0.01 EACH
                           SERIES A PREFERRED STOCK

  THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.


THIS CERTIFIES THAT ____________________________________ is the owner of
____________________________________________________________ fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated May 6, 1998
      -----------------------------



----------------------------------          ----------------------------------
     Chairman of the Board                             Vice President

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THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 OR RULE 144A UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT, PROVIDED THAT, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND SUBSTANCE IS FURNISHED TO THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.





  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

  TEN COM --as tenants in common   UNIF GIFT MIN ACT --.....Custodian....(Minor)
  TEN ENT --as tenants by the        under Uniform Gifts to Minors Act.......
            entireties                 ..................................(State)
  JT TEN  --as joint tenants with
            right of survivorship
            and not as tenants in
            common

                                          PLEASE INSERT SOCIAL SECURITY OR OTHER
                                              IDENTIFYING NUMBER OF ASSIGNEE
For value received, the undersigned hereby        ______________________________
sells, assigns and transfers unto                 |                            |
                                                  |____________________________|
 ................................................................................
     PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

 ................................................................................

 ..........................................................................Shares

represented by the within Certificate, and hereby irrevocably constitutes and appoints........................................................................

Attorney to transfer the said shares on the books of the within-named

Corporation with full power of substitution in the premises.

Dated,...........................

            In presence of            ..........................................

 .....................................